EXHIBIT 99.1
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JONES LANG LASALLE - PAGE 1:



                             JONES LANG LASALLE

                                February 2004




[ Jones Lang LaSalle Logo ]


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JONES LANG LASALLE - PAGE - 2:




                                 OUR VISION


   ----------------------------------------------------------------------

          To be the chosen real estate expert and strategic adviser to the leading occupiers and investors around the world

   ----------------------------------------------------------------------




                  WE ARE:                              WE ARE NOT:

      . A global firm operating across           . Asset intensive
        more than 100 markets

      . Service provider to real estate          . A REIT or a direct
        occupiers and investors                    owner of real estate

      . Investment/fund manager for
        institutions investing in real estate

      . Client-relationship oriented

      . Strong cash-flow business model




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JONES LANG LASALLE - PAGE - 3:




                            FINANCIAL HIGHLIGHTS



      .     2003 EPS $1.12 per share vs. 2002 EPS $0.85 per share



      . $88 million net debt repayment in 2003; $124 million in past two years



      .     Strong Cash Flow Business Model

            -     Net cash from operations $110 million in 2003;
                  $68 million in 2002

            -     Debt Ratings:  S&P BBB- / Moody's Ba1

            -     Ratios:

                  -     Interest Coverage = 5.5 (EBITDA/Interest Expense)
                        (1)

                  -     Leverage = 1.5 (Net Debt/EBITDA) (1)



      .     Reduced tax rate; 42% in 2001 to 28% in 2003





      (1)  See Appendix 1 for explanation of EBITDA and Net Debt.






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JONES LANG LASALLE - PAGE - 4:




                   THE LEADING REAL ESTATE SERVICES BRAND



            .     #1 Global Platform

                  -     Over 100 markets on five continents

                  -     Over 8,000 real estate professionals



            .     #1 Property Manager in the World

                  -     725 million s.f. under management



            .     One of the World's Largest and Most Diverse
                  Real Estate Investment Management Firms

                  -     $21.5 billion under management



            .     Leading Professional Project Management Business

                  -     800 dedicated professionals



            .     Leading Real Estate Research Capability

                  -     150 dedicated professionals





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JONES LANG LASALLE - PAGE - 5:




                               OUR VALUE MODEL

                Performing Consistently and Maximizing Growth



                               VALUE CREATION
                               --------------

                              .     Clients

                              .     Employees

                              .     Stakeholders



                                VALUE DRIVERS
                                -------------

                        .     Integrated Global Services

                        .     Research

                        .     Account Management

                        .     Operational Excellence



 [Graphic indicating - Occupiers and Investors encircling and indicating - ]


      REAL ESTATE                          REAL ESTATE
      OCCUPIER SERVICES                    MONEY MANAGEMENT

      -     Outsourcing                    -     Global Investment
      -     Tenant Representation                Capability
      -     Facilities Management          -     Institutional/Retail
      -     Project & Development                Capital
            Services                       -     Direct and Indirect
      -     Consulting                           Vehicles
                                           -     Private & Public
                                           -     Income, Value-Add &
                                                 Opportunistic Investments


      REAL ESTATE CAPITAL MARKETS          REAL ESTATE INVESTMENT SERVICES

      -     Investment Banking             -     Leasing
      -     Corporate Finance              -     Property Management
      -     Acquisitions & Dispositions    -     Project &
      -     Financial Restructuring              Development Services
      -     Debt & Equity Raising          -     Consulting
      -     Hotel Advisory                 -     Valuations
                                           -     Property Auctions






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JONES LANG LASALLE - PAGE - 6:




                         DIVERSIFIED REVENUE SOURCES



[ Graphic  / Pie Charts indicating ]



                                    2003
                              GEOGRAPHIC SPREAD
                              -----------------


                            Europe         --    42%
                            Americas       --    39%
                            Asia Pacific   --    19%






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JONES LANG LASALLE - PAGE - 7:




                         DIVERSIFIED REVENUE SOURCES



[ Graphic  / Pie Charts indicating ]



                                    2003
                            BUSINESS UNIT SPREAD
                            --------------------


                  REAL ESTATE OCCUPIER SERVICES

                        Facilities Management -- 7%
                        Project & Development Services -- 11%
                        Tenant Representation -- 10%


                  REAL ESTATE CAPITAL MARKETS -- 15%


                  REAL ESTATE INVESTOR SERVICES

                        Agency Leasing -- 18%
                        Property Management -- 17%


                  REAL ESTATE MONEY MANAGEMENT -- 12%




                                           ANNUITY-LIKE REVENUE
                                           APPROACHING 50%







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JONES LANG LASALLE - PAGE - 8:



                        REAL ESTATE MONEY MANAGEMENT

                       LaSalle Investment Management -
                        A Differentiator For Our Firm



      GROWTH STRATEGY

      . Capitalize on cross border capital flows and increasing investment allocations to real estate

      .     Leverage brand differentiation

            -     Research driven investment advice

            -     Integrated global execution of investment opportunities

      . Accelerate investment delivery and market response with Firm capital

      .     Focus on large separate accounts for operating scale benefits

      .     Implement retail strategy

      . Emphasize annuity asset management fees enhanced by incentive fees

      .     Leverage the Jones Lang LaSalle platform for quick market entry






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JONES LANG LASALLE - PAGE - 9:




                        REAL ESTATE MONEY MANAGEMENT

                       LaSalle Investment Management -
                        A Differentiator For Our Firm



--------------------------------------------------------------------------
Description             2003 Statistics          Typical Fee Structure
--------------------------------------------------------------------------

SEPARATE ACCOUNT        . $15.0 billion of       . Advisory fees
MANAGEMENT                assets under           . Incentive fees
(Firm's co-invest-        management             . Transaction fees
 ment = $15.5MM)                                 . Equity earnings

--------------------------------------------------------------------------

PUBLIC EQUITY           . $3.4 billion of        . Advisory fees
(Firm's co-invest-        assets under
 ment = $0.1MM)           management

--------------------------------------------------------------------------

FUND MANAGEMENT         . $3.1 billion of        . Advisory fees
(Firm's Co-invest-        assets under           . Incentive fees
 ment = $55.7MM)          management             . Equity earnings

--------------------------------------------------------------------------




      ------------------------------------------------------------
                                        Assets
                                         Under
      Product                         Management             %
      ------------------------------------------------------------

      European private equity           $10.7             49.7%

      North American private equity      $7.0             32.6%

      Asia Pacific private equity        $0.4              1.9%
      ------------------------------------------------------------

      Total Private Equity              $18.1             84.2%
      ------------------------------------------------------------

      European public equity             $0.4              1.8%

      North American public equity       $3.0             14.0%
      ------------------------------------------------------------

      Total Public Equity                $3.4             15.8%
      ------------------------------------------------------------

      TOTAL                             $21.5              100%
      ------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 10:




              REAL ESTATE INVESTOR SERVICES AND CAPITAL MARKETS

      Established Market Growth Businesses with Strong Cash Generation



      GROWTH STRATEGY

      .     Local leadership leveraging national and cross-border platforms

      . Client relationship managers delivering multiple services to repeat clients



      BUSINESS-SPECIFIC STRATEGIES


      .     PROPERTY MANAGEMENT

            - Maximize client satisfaction through differentiated service levels

            -     Increase cost efficiencies


      .     AGENCY LEASING

            -     Maintain leading market positions - "stay strong"

            - Expand market coverage to leverage national and regional platforms (e.g. New York, Central Europe and North Asia)


      .     VALUATIONS AND CONSULTING

            - Strategic advice to capture early entry point for opportunities


      .     CAPITAL MARKETS

            - Maintain leadership positions - UK & Continental Europe; Australia Retail; Hotels

            - Differentiate with Corporate Finance expertise - M&A; capital raise; structured finance






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JONES LANG LASALLE - PAGE - 11:




              REAL ESTATE INVESTOR SERVICES AND CAPITAL MARKETS

      Established Market Growth Businesses with Strong Cash Generation


--------------------------------------------------------------------------
Business Unit           2003 Statistics          Typical Fee Structure
--------------------------------------------------------------------------


INVESTOR SERVICES

  Property
    Management          . 502 million s.f.       . Annuity type management
                          (2002: 530 million       fees paid monthly or
                          s.f.)                    quarterly
--------------------------------------------------------------------------

  Agency Leasing        . 8,000 transactions     . Income sourced from
                          63 million s.f.          Property Management
                          (2002: 7,900 trans-      and Investment
                          actions and 76           Management
                          million s.f.)
--------------------------------------------------------------------------

  Valuation &           . 26,600 valuations      . Regular repeat valuation
    Consulting            (2002: 25,100)           fees tied to asset
                                                   value

                                                 . Consulting fixed fee
                                                   or hourly rates
--------------------------------------------------------------------------


CAPITAL MARKETS         . 1,250 transactions     . One-time transaction
                          $18 billion of value     fees, but repeat
                          (2002: 1,470 trans-      client business
                          actions and $18
                          billion of value)
--------------------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 12:




                        REAL ESTATE OCCUPIER SERVICES

           High Growth Potential Businesses with Annuity Revenues



      GROWTH STRATEGY


      .     Capitalize on corporate outsourcing and cost reduction trends


      .     Differentiate with integrated global capability

            . Consistent high-quality delivery of full range of services


      . Service clients with dedicated account management to maximize relationships to 3X+


      . Leverage 2002 and 2003 operating investments made to support offshore service migration - India and Mexico


      .     Support multinational corporate growth - China; Central &
            Eastern Europe






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JONES LANG LASALLE - PAGE - 13:




                        REAL ESTATE OCCUPIER SERVICES

           High Growth Potential Businesses with Annuity Revenues


--------------------------------------------------------------------------
Business Unit           2003 Statistics          Typical Fee Structure
--------------------------------------------------------------------------

Tenant Representation   . 2,850 transactions     . Contractual income
                          49 million s.f.          from strategic
                          (2002: 3,300 trans-      alliances
                          actions and 40
                          million s.f.)
--------------------------------------------------------------------------

Facilities Management   . 223 million s.f.       . Management fees
                          (2002: 205 million       paid quarterly
                          s.f.)
--------------------------------------------------------------------------

Project &
Development Services                             . Percentage of
                                                   construction costs
--------------------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 14:




                 OUR CLIENT ROSTER IS IMPRESSIVE AND GROWING



A FEW EXAMPLES ...



      BANK OF AMERICA               DEUTSCHE BANK

      MICROSOFT                     P&G

      WHIRLPOOL                     MOTOROLA

      CalPERS                       DELPHI

      3M                            HSBC

      TAAssociates                  TIAA CREF

      JPMorgan Fleming              THE OHIO STATE UNIVERSITY

      GM                            DEPARTMENT OF THE ARMY -
                                      UNITED STATES OF AMERICA
      Goldman Sachs
                                    Merrill Lynch
      Cisco Systems






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JONES LANG LASALLE - PAGE - 15:




                           OUR CASH FLOW STRATEGY


      .     Primary cash uses:

            - Co-investment that provides growth opportunities for LaSalle Investment Management

            - Technology capital expenditure that keeps us on the leading edge for our clients

            -     Debt repayment

            -     Share repurchase


      .     We will continue using cash for these purposes in 2004

            - Expected refinancing of Euro Notes in June 2004 will significantly reduce interest expense and allow for further debt reduction


      .     Capital structure objective is 25% Debt to Total Book
            Capitalization

            -     Total Book Capitalization equals Debt plus Book Equity

            - At December 31, 2003, this ratio was 26% (after netting cash against debt)

            -     Based on our 2004 plan we will meet our target


      . Positioned to have the ability to evaluate our use of cash in 2005 for purposes such as growth, stock repurchases and dividends






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JONES LANG LASALLE - PAGE - 16:




                    CAPITAL STRUCTURE - FINANCIAL IMPACT




$MM

[ bar chart indicating - ]



12/31/1999
----------

Total - $323

Credit facilities and short term borrowings*  - $323



12/31/2003
----------

Total - $211

Credit facilities and short term borrowings* - $3

      -     9% - Callable June 2004

Euro Notes - $208

      -     Net Debt $148



12/31/2004
----------

Credit facilities and short term borrowings - Projected:  $125

      -     LIBOR + 1.875%




  * - Interest Expense peaks at $27MM in 2000





CALLING EURO NOTES IN 2004 USING CREDIT FACILITIES, BASED ON CURRENT INTEREST RATES, SIGNIFICANTLY LOWERS INTEREST EXPENSE






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JONES LANG LASALLE - APPENDIX 1 - PAGE - 17




                    WHY CLIENTS CHOOSE JONES LANG LASALLE



      .     GLOBAL REACH WITH CONSISTENT CULTURE AND SERVICE

            - Our single management/ownership structure ensures consistent, superior service in local markets and around the world


      .     GLOBAL BEST PRACTICES AND INFRASTRUCTURE

            - We have experts in virtually every real estate discipline. We assemble teams with deep subject matter expertise to find world-class solutions for our clients


      .     OUR INVESTMENT IN TECHNOLOGY AND RESEARCH

            - Our only business is real estate. We have made substantial investments in real estate technology and research, and leverage them for our clients






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JONES LANG LASALLE - PAGE - 18




                                APPENDIX 1 --

                GAAP AND NON-GAAP RESULTS AND RECONCILIATION








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JONES LANG LASALLE - PAGE - 19:




                            CALCULATION OF EBITDA



     ----------------------------------------------------------------
                                                      Actual
     $MM                                       2003           2002
     ----------------------------------------------------------------

     Operating Income                           $62            $55

     Plus:  Depreciation & Amortization          37             37

     Less:  Minority Interests in EBITDA         --             (1)

     EBITDA                                     $99            $91






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JONES LANG LASALLE - PAGE - 20:




                     EXPLANATION OF EBITDA AND NET DEBT


      . EBITDA represents earnings before interest expense, income taxes, depreciation and amortization and excludes Minority Interests in EBITDA

      .     Net Debt represents debt minus cash and cash equivalents

      . Management believes that EBITDA is useful to investors as a measure of operating performance, cash generation and ability to service debt

      . Management believes that Net Debt is useful to investors as a measure of financial position

      . EBITDA and Net Debt should not be considered alternatives to (i) net income (loss) (determined in accordance with GAAP), (ii) cash flows (determined in accordance with
            GAAP), or (iii) liquidity





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JONES LANG LASALLE - PAGE - 21:




[ JONES LANG LASALLE - LOGO ]



Some of the information contained herein is forward looking or time sensitive. Jones Lang LaSalle undertakes no obligation to update any of this information. Factors that could cause actual results to vary should be reviewed in reports filed with the Securities and Exchange Commission.







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